Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

In connection with the quarterly report of Thompson Creek Metals Company Inc. (the "Company") on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission (the "Report"), Kevin Loughrey, Chief Executive Officer of the Company, does hereby certify, pursuant to18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 7, 2013

/s/ KEVIN LOUGHREY
Kevin Loughrey Chief Executive Officer